EXHIBIT 10.13

TWENTY-FOURTH LOAN MODIFICATION AGREEMENT

This Twenty-fourth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into on the Twenty-fourth Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 for itself and as successor by merger with ASPENTECH, INC., a Texas corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 (“Borrower”).

1.                                       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower, Aspentech, Inc. and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, a certain Fourth Loan Modification Agreement dated April 1, 2005, a certain Fifth Loan Modification Agreement dated May 6, 2005, a certain Sixth Loan Modification Agreement dated June 15, 2005, a certain Seventh Loan Modification Agreement dated September, 2005, a certain Eighth Amendment to Loan and Security Agreement dated November 22, 2005, a certain Ninth Loan Modification Agreement dated July 17, 2006, a certain Tenth Loan Modification Agreement dated September 15, 2006, a certain Eleventh Loan Modification Agreement dated September 27, 2006, a certain Twelfth Loan Modification Agreement dated January 12, 2007, a certain Thirteenth Loan Modification Agreement dated April 13, 2007, a certain Fourteenth Loan Modification Agreement dated June 28, 2007, a certain Waiver Agreement dated June 28, 2007, a certain Fifteenth Loan Modification Agreement dated August 30, 2007, a certain Sixteenth Loan Modification Agreement dated October 16, 2007, a certain Seventeenth Loan Modification Agreement dated December 28, 2007,  a certain Eighteenth Loan Modification Agreement dated January 24, 2008, a certain Nineteenth Loan Modification Agreement dated April 11, 2008, a certain Twentieth Loan Modification Agreement dated May 15, 2008, a certain Twenty-first Loan Modification Agreement dated June 13, 2008 a certain Twenty-second Loan Modification Agreement dated July 15, 2008, and a certain Twenty-third Loan Modification Agreement, dated September 30, 2008  (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                       DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the  Obligations shall be referred to as the “Existing Loan Documents”.

3.                                       DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

(i)                                   The Loan Agreement shall be amended by deleting the following text appearing in Section 3 of the Schedule to the Loan Agreement:

“Unused Line Fee: In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month is less than the amount of the Maximum Credit Limit, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.”

and inserting in lieu thereof the following:

“Unused Line Fee: In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month is less than the amount of the Maximum Credit Limit, Borrower shall pay Silicon an unused line fee in an amount equal to 0.375% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month; provided, however,  if Borrower maintains an average daily balance of at least $10,000,000 on deposit with Silicon during each month in a non-interest bearing account, Borrower shall pay Silicon an unused line fee in an amount equal to 0.1875% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans outstanding (including Letters of Credit, Cash Management Services and the FX Reserve) during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.”

(ii)                                The Loan Agreement shall be amended by deleting the following text appearing in Section 4 of the Schedule to the Loan Agreement:

“MATURITY DATE

(Section 6.1): November 15, 2008”

and inserting in lieu thereof the following:

 “MATURITY DATE

(Section 6.1): January 15, 2009”

(iii)                             The Loan Agreement shall be amended by deleting the following text appearing in Section 5(c) of the Schedule to the Loan Agreement:

“c. Adjusted Quick Ratio:

Borrower shall maintain, at all times, to be tested monthly, an Adjusted Quick Ratio of at least:

(a) from April 1, 2005 through and including April 30, 2005 - 1.35 to 1.0;

(b) from May 1, 2005 through and including May 31, 2005 - 1.20 to 1.0;

(c) from June 1, 2005 through and including June 30, 2005 - 1.15 to 1.0;

(d) from July 1, 2005 through and including July 31, 2005 - 1.05 to 1.0;

(e) from August 1, 2005 through and including August 31, 2005 - 0.95 to 1.0;

(f) from September 1, 2005 through and including September 30, 2005 - 1.15 to 1.0;

(g) from October 1, 2005 through and including October 31, 2005 - 1.05 to 1.0;

(h) from November 1, 2005 through and including November 30, 2005 - 0.95 to 1.0;

(i) from December 1, 2005 through and including December 31, 2005 - 1.20 to 1.0

(j) from January 1, 2006 through and including January 31, 2006 - 1.10 to 1.0;

(k) from February 1, 2006 through and including February 28, 2006 - 1.00 to 1.0;

(l) from March 1, 2006 through and including March 31, 2006 - 1.25 to 1.0;

(m) from April 1, 2006 through and including April 30, 2006 - 1.15 to 1.0;

(n) from May 1, 2006 through and including May 31, 2006 - 1.05 to 1.0;

(o) from June 1, 2006 through December 31, 2006 - 1.25 to 1.0;

(p) from January 1, 2007 through and including February 28, 2007 - 1.15 to 1.0;

(q) from March 1, 2007 through and including March 31, 2007 - 1.25 to 1.0;

(r) from April 1, 2007 through and including May 31, 2007 - 1.15 to 1.0; and

(s) from June 1, 2007 and thereafter - 1.50 to 1.0.”

and inserting in lieu thereof the following:

Borrower shall maintain, at all times, to be tested monthly, an Adjusted Quick Ratio of at least:

(a) from April 1, 2005 through and including April 30, 2005 - 1.35 to 1.0;

(b) from May 1, 2005 through and including May 31, 2005 - 1.20 to 1.0;

(c) from June 1, 2005 through and including June 30, 2005 - 1.15 to 1.0;

(d) from July 1, 2005 through and including July 31, 2005 - 1.05 to 1.0;

(e) from August 1, 2005 through and including August 31, 2005 - 0.95 to 1.0;

(f) from September 1, 2005 through and including September 30, 2005 - 1.15 to 1.0;

(g) from October 1, 2005 through and including October 31, 2005 - 1.05 to 1.0;

(h) from November 1, 2005 through and including November 30, 2005 - 0.95 to 1.0;

(i) from December 1, 2005 through and including December 31, 2005 - 1.20 to 1.0

(j) from January 1, 2006 through and including January 31, 2006 - 1.10 to 1.0;

(k) from February 1, 2006 through and including February 28, 2006 - 1.00 to 1.0;

(l) from March 1, 2006 through and including March 31, 2006 - 1.25 to 1.0;

(m) from April 1, 2006 through and including April 30, 2006 - 1.15 to 1.0;

(n) from May 1, 2006 through and including May 31, 2006 - 1.05 to 1.0;

(o) from June 1, 2006 through December 31, 2006 - 1.25 to 1.0;

(p) from January 1, 2007 through and including February 28, 2007 - 1.15 to 1.0;

(q) from March 1, 2007 through and including March 31, 2007 - 1.25 to 1.0;

(r) from April 1, 2007 through and including May 31, 2007 - 1.15 to 1.0;

(s) from June 1, 2007 through and including October 31, 2008 - 1.50 to 1.0; and

(t) from November 1, 2008 and thereafter, 1.75 to 1.0.”

(iv)                            The Loan Agreement shall be amended by deleting the period and adding the following text to the end of Section 6(5) of the Schedule to the Loan Agreement:

“; provided, further, that beginning on the Twenty-fourth Loan Modification Effective Date through the Maturity Date, Bank waives receipt of all monthly Compliance Certificates otherwise deliverable hereunder.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

(v)                               Section 8 of the Loan Agreement shall be amended by adding the following definitions thereto, each in the appropriate alphabetical order:

““Twenty-fourth Loan Modification Agreement” means that certain Twenty-fourth Loan Modification Agreement, executed on the Twenty-fourth Loan Modification Effective Date.

“Twenty-fourth Loan Modification Effective Date” means the date indicated on the signature page to the Twenty-fourth Loan Modification Agreement.”

4.                                       FEES.  Borrower shall pay to Bank a modification fee of Forty One Thousand Six Hundred Sixty Seven Dollars ($41,667.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                       RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30, 2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement  shall remain in full force and effect.

6.                                       RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein, in Schedule 3.10 to the Loan Agreement, in Schedule 1 annexed to the Tenth Loan Modification Agreement, and/or in connection with the formation of subsidiaries as contemplated by the Guggenheim Transactions and the Key Transactions (as defined in the Sixth Loan Modification Agreement and the Eleventh Loan Modification Agreement, respectively), have not changed as of the date hereof.

7.                                       CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.                                       RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.                                       NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.                                 CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents, after giving effect to this Loan Modification Agreement and the Waiver Agreement entered into between Borrower and Bank dated as of the date hereof.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

11.                                 COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Remainder of page intentionally left blank.]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

ASPEN TECHNOLOGY, INC.

By:	/s/	Bradley T. Miller
Name:	Bradley T. Miller
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Michael Tramack
Name:	Michael Tramack
Title:	Senior Vice President

Twenty-fourth Loan Modification Effective Date: November 14, 2008

[Twenty-forth Loan Modification Agreement Signature Page]